UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Rella Boulevard, Montebello, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 7, 2017, Sterling Bancorp (“Sterling”) and Astoria Financial Corporation (“Astoria”) released a presentation to investors about the Transaction (as defined below). The presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The preceding information, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On March 7, 2017, Sterling and Astoria issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of March 6, 2017, by and between Sterling and Astoria, pursuant to which Sterling and Astoria will merge, subject to the terms and conditions set forth therein (the “Transaction”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following Exhibits are attached as part of this report:

99.1	Investor presentation, dated March 7, 2017, regarding Sterling’s prospective acquisition of Astoria, which Sterling intends to make available to investors and post on its web site, beginning on March 7, 2017, and to discuss during a conference call on March 7, 2017.

99.2	Press Release, dated March 7, 2017, announcing that Sterling and Astoria have entered into a definitive agreement under which Sterling will acquire Astoria.

Cautionary Statements Regarding Forward-Looking Information

The information presented below may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed merger of Sterling and Astoria Financial. Forward-looking statements can be identified by the use of the words “anticipate,” “expect,” “intend,” “estimate,” “target” and words of similar import. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Factors that may cause such a difference include, but are not limited to, the reaction to the transaction of the companies’ customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with Astoria’s and Sterling’s respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which Astoria and Sterling operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks and important factors that could affect Astoria’s and Sterling’s future results are identified in their Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the Securities and Exchange Commission (“SEC”). Forward-looking statements are made only as of the date of this presentation, and neither Astoria nor Sterling undertakes any obligation to update any forward-looking statements contained in this presentation to reflect events or conditions after the date hereof.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Important Additional Information.

This communication is being made in respect of the proposed merger transaction involving Sterling and Astoria. Sterling intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of Astoria and Sterling and a prospectus of Sterling, and each party will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to the Astoria and Sterling stockholders seeking any required stockholder approvals. Before making any voting or investment decision, investors and security holders of Astoria and Sterling are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sterling and Astoria with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sterling may be obtained free of charge at Sterling’s website at http://www.sterlingbancorp.com/ and the documents filed by Astoria may be obtained free of charge at Astoria’s website at http://ir.astoriabank.com/. Alternatively, these documents, when available, can be obtained free of charge from Sterling upon written request to Sterling Bancorp, Attn: Corporate Secretary, 400 Rella Boulevard, Montebello, New York 10901 or by calling (845) 369-8040 or from Astoria upon written request to Astoria Financial Corporation, Attn: Monte N. Redman, President, One Astoria Bank Plaza, Lake Success, New York 11042 or by calling (516) 327-3000.

Participants in the Solicitation

Sterling, Astoria, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Sterling’s and Astoria’s stockholders in favor of the approval of the merger. Information about the directors and executive officers of Sterling and their ownership of Sterling common stock is set forth in the proxy statement for Sterling’s 2016 annual meeting of stockholders, as previously filed with the SEC on April 14, 2016. Information about the directors and executive officers of Astoria and their ownership of Astoria common stock is set forth in the proxy statement for Astoria’s 2016 annual meeting of stockholders, as previously filed with the SEC on November 10, 2016. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp

Date: March 7, 2017	By:	/s/ Jack L. Kopnisky

Name:	Jack L. Kopnisky
Title:	President and Chief Executive Officer